UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2022

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

650-244-4990

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	TTNP	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2022, the compensation committee (the “Committee”) of the board of directors (the “Board”) of Titan Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Titan”), implemented a retention plan (the “Retention Plan”) in recognition of the expected change in the composition of the Board following the special meeting of stockholders scheduled for August 15, 2022 (the “Special Meeting”). The purpose of the Retention Plan is to help ensure a smooth transition, including the continuation of service by the Company’s current employees and directors following the Special Meeting, while the newly reconstituted Board explores and evaluates strategic alternatives to maximize the value of Titan’s assets and enhance stockholder value.

As part of the Retention Plan, the employment agreements with Marc Rubin and Kate DeVarney will be amended to (i) accelerate the vesting of their options following the reconstitution of the Board; and (ii) remove from the definition of “Good Reason” the current proviso that a change in the executive’s title would not necessarily constitute Good Reason. The agreement with Dr. Rubin will also be amended to state that the term of his employment shall continue until it is terminated in accordance with the existing provisions of such agreement.

Copies of the amendments to the employment agreements are attached hereto as Exhibit 10.1 and 10.2 and incorporated by reference herein.

Item 8.01. Other Events

On August 2, 2022, in connection with the adoption of the Retention Plan described in Item 5.02 hereof, the Committee determined that following the expected reconstitution of the Board at the Special Meeting, (i) all outstanding options granted under the Company’s 2015 Equity Incentive Plan, as amended, will vest in full and (ii) all such options will remain exercisable for two years following the termination, expiration or cessation of such holder’s service as an employee, advisor or director of the Company, as applicable, as long as such individual does not voluntarily and unilaterally resign from the Company prior to December 31, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Form of Amendment to Employment Agreement with Marc Rubin
10.2	Form of Amendment to Employment Agreement with Kate DeVarney
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2022	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Kate Beebe DeVarney, Ph.D.
		Name:	Kate Beebe DeVarney, Ph.D.
		Title:	Chief Operating Officer and President

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